Prospectus Supplement	June 6, 2022

Putnam VT Emerging Markets Equity Fund

Prospectuses dated April 30, 2022

Effective immediately, the sub-section Investments in the section Fund summary – Investments, risks, and performance in the Statutory Prospectus and the sub-section Investments in the section Investments, risks, and performance in the Summary Prospectus, are deleted in their entirety and replaced with the following:

Investments, risks, and performance

Investments

We invest mainly in common stocks (growth or value stocks or both) of emerging market companies of any size that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders.

Emerging markets include countries in the MSCI Emerging Market Index or that we consider to be emerging markets based on our evaluation of their level of economic development or the size and nature of their securities markets. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

330195 – 6/22